UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number: 811-04625

MIDAS SPECIAL FUND, INC.
(Exact name of registrant as specified in charter)

11 Hanover Square, 12th Floor
New York, NY	10005
(Address of principal executive offices)	(Zip Code)

John F. Ramírez, Esq.
Midas Special Fund, Inc.
11 Hanover Square
New York, NY 10005
(Name and address of agent for service)

Registrant's telephone number, including area code: 1-212-480-6432

Date of fiscal year end: 12/31

Date of reporting period: 3/31/10

Item 1.  Schedule of Investments

MIDAS SPECIAL FUND, INC.
SCHEDULE OF PORTFOLIO INVESTMENTS
March 31, 2010
(Unaudited)

Common Stocks (121.54%)
Shares		Cost	Value
	Crude Petroleum & Natural Gas (6.09%)
10,000	Canadian Natural Resources Ltd.	$522,599	$740,400

	Electronic Computers (4.83%)
2,500	Apple Inc. (a) (b)	477,375	587,325

	Electronic & Other Electrical Equipment (5.39%)
36,000	General Electric Company	435,510	655,200

	Fire, Marine & Casualty Insurance (43.16%)
52,500	Berkshire Hathaway, Inc. Class B (a) (b) (c)	1,744,890	4,266,675
20,000	Leucadia National Corporation (a) (b)	571,362	496,200
9,000	The Travelers Companies, Inc.	416,182	485,460
		2,732,434	5,248,335

	Holding Companies (3.76%)
18,000	Brookfield Asset Management Inc.	517,152	457,560

	Information Retrieval Services (9.32%)
2,000	Google, Inc. - Class A (a) (b)	758,730	1,134,020

	National Commercial Banks (7.14%)
19,400	JP Morgan Chase & Co. (b)	691,858	868,150

	Operative Builders (2.74%)
25,000	Hovnanian Enterprises, Inc. (a) (c)	489,087	108,750
20,000	PulteGroup, Inc. (a) (c)	444,535	225,000
		933,622	333,750
	Pharmaceutical Preparations (5.90%)
11,000	Johnson & Johnson (b)	669,169	717,200

	Security Brokers, Dealers & Flotation Companies (5.47%)
3,900	The Goldman Sachs Group, Inc. (b)	865,343	665,457

	Services - Business Services (20.89%)
10,000	MasterCard, Inc. (b)	937,175	2,540,000

	Surgical & Medical Instruments & Apparatus (1.94%)
3,000	Becton, Dickinson and Company (c)	210,947	236,190

	Variety Stores (4.91%)
10,000	Costco Wholesale Corp. (b)	692,696	597,100

Total common stocks		10,444,610	14,780,687

Securities held as Collateral on Loaned Securities (12.22%)
1,485,614	State Street Navigator Securities Lending Prime Portfolio	1,485,614	1,485,614

Total investments (133.76%)		$11,930,224	16,266,301

Liabilities in excess of other assets (-33.76%)			(4,105,488)

Net assets (100.00%)			$12,160,813

(a) Non-income producing.
(b) Fully or partially pledged as collateral on bank credit facility. As of March 31, 2010, the value of investments pledged as collateral was $7,634,084.
(c) All or a portion of this security was on loan. As of March 31, 2010, the value of loaned securities and related collateral outstanding was $1,458,583 and $1,485,614, respectively.

Notes to Schedule of Portfolio Investments (Unaudited):

Valuation of Investments

Securities traded primarily on a U.S. national securities exchange (“USNSE”) are valued at the last reported sale price on the day the valuations are made. Securities traded primarily on the Nasdaq Stock Market (“Nasdaq”) are normally valued by the Funds at the Nasdaq Official Closing Price (“NOCP”) provided by Nasdaq each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., ET, unless that price is outside the range of the “inside” bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, Nasdaq will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. Securities that are not traded on a particular day, and securities traded in foreign and over-the-counter markets that are not also traded on a USNSE or Nasdaq, are valued at the mean between the last bid and asked prices. Debt obligations with remaining maturities of 60 days or less are valued at cost adjusted for amortization of premiums and accretion of discounts. Open end investment companies are valued at their net asset value. Foreign securities markets may be open on days when the U.S. markets are closed. For this reason, the value of any foreign securities owned by the Fund could change on a day when stockholders cannot buy or sell shares of the Fund. Securities for which market quotations are not readily available or reliable and other assets may be valued as determined in good faith by the Investment Manager under the direction of and pursuant to procedures established by the Fund’s Board of Directors. Due to the inherent uncertainty of valuation, these values may differ from the values that would have been used had a readily available market for the securities existed. These differences in valuation could be material. A security’s valuation may differ depending on the method used for determining value. The use of fair value pricing by the Fund may cause the net asset value of its shares to differ from the net asset value that would be calculated using market prices.

Fair Value Measurements

The Fund uses a three level hierarchy for fair value measurements based on the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the inputs which are significant to the overall valuation. The hierarchy of inputs is summarized below.

Level 1 -	quoted prices in active markets for identical investments.
Level 2 -	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).
Level 3 -	significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments).

The inputs or methodology used for valuing investments are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of March 31, 2010, in valuing the Fund’s assets carried at fair value. Refer to the Schedule of Portfolio Investments for detailed information on specific investments.

	Level 1	Level 2	Level 3	Total
Assets
Common stocks	$14,780,687	$-	$-	$14,780,687
Securities held as collateral on loaned securities
Money market fund	1,485,614	-	-	1,485,614
Total	$16,266,301	$-	$-	$16,266,301

There were no transfers into or from Level 1 or Level 2 during the three months ended March 31, 2010.

Cost for Federal Income Tax Purposes

At March 31, 2010, for federal income tax purposes the cost of investments was $11,930,224 and net unrealized appreciation aggregated $4,336,077, comprised of gross unrealized appreciation of $5,366,185 and gross unrealized depreciation of $1,030,108.

Securities Lending

The Fund may lend its securities to qualified financial institutions. The Fund receives compensation in the form of fees, or retains a portion of the interest on the investment in any cash received as collateral. The Fund receives as collateral cash deposits, U.S. Government securities, or bank letters of credit valued at not less that 102% of the value of the securities on loan. Cash deposits are invested in a registered money market fund. The value of the loaned securities is determined based upon the most recent closing prices and any additional required collateral is delivered to the Fund on the next business day. Any increase or decrease in the value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Fund. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. As with other extensions of credit, the Fund bears the risk of delay on recovery or loss of rights in the collateral should the borrower of the securities default. As of March 31, 2010, the value of loaned securities and related collateral outstanding was $1,458,583 and $1,485,614, respectively.

Portfolio Concentration

The Fund operates as a “non-diversified” investment company, as defined in the Act. As a result of being “non-diversified,” with respect to 50% of the Fund’s portfolio, the Fund must limit to 5% the portion of its assets invested in the securities of a single issuer. There are no such limitations with respect to the balance of the Fund’s portfolio, although no single investment can exceed 25% of the Fund’s total assets at the time of purchase. A more concentrated portfolio may cause the Fund’s net asset value to be more volatile and thus may subject stockholders to more risk. As of March 31, 2010, the Fund held approximately 35% of its assets in Berkshire Hathaway, Inc., as a direct result of the market appreciation of the issuer since the time of purchase. Thus, the volatility of the Fund’s net assets value and its performance in general, depends disproportionately more on the performance of this single issuer than that of a more diversified fund.

Item 2.  Controls and Procedures

(a)
The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 3. Exhibits

(a)	Certifications of the registrant's principal executive officer and principal financial officer as required by Rule 30a-2(a) under the 1940 Act.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the 1940 Act, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Midas Special Fund, Inc.

By: /s/ Thomas B. Winmill
Thomas B. Winmill, President

Date: May 26, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the 1940 Act, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Thomas B. Winmill
Thomas B. Winmill, President

Date: May 26, 2010

By: /s/ Thomas O'Malley
Thomas O'Malley, Chief Financial Officer

Date: May 26, 2010

Exhibit Index

(a)	Certifications of the registrant's principal executive and principal financial officer as required by Rule 30a-2(a) under the 1940 Act. (EX-99.CERT)